Exhibit 10.7

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 18th day of February 2022, by and among JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company, and JRG REINSURANCE COMPANY LTD., a regulated insurance company domiciled in Bermuda (each a “Borrower” and, collectively, the “Borrowers”), and BMO HARRIS BANK N.A., as Lender (“Lender”).
Recitals:
A.    The Borrowers and the Lender are the parties to that certain Credit Agreement dated as of August 2, 2017 (as amended by the First Amendment dated as of November 8, 2019 and as otherwise previously amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which, inter alia, the Lender agreed, subject to the terms and conditions thereof, to advance Loans to the Borrowers and to issue Letters of Credit.
B.    Parent intends to issue preferred equity in an amount not to exceed $150,000,000.
C.    The Borrowers have requested the Lenders to agree to certain amendments to the Credit Agreement to accommodate the issuance of the preferred equity; and upon and subject to the terms and conditions of this Second Amendment, the Lender has agreed with such request.

Agreements:
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrowers and the Lender intending to be legally bound, hereby agree as follows:
1.Definitions; Interpretation.
(a)    Terms Defined in Credit Agreement. All capitalized terms used in this Second Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
(b)    Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement shall be applicable to this Second Amendment and are incorporated herein by this reference.
2.    Amendments to the Credit Agreement.
(a)    Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(i)     The definition of the term “Current Redeemable Equity” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:
“Current Redeemable Equity” means any preferred stock or other preferred Equity Interests, which in either case, by its terms or upon the happening of any event or condition, is subject to mandatory redemption (except as a result of a change of control or asset sale so long as any rights to payment of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other obligations that are accrued and payable under this Agreement or any other Loan Document and the termination of the Commitments) at any time prior to November 8, 2025 (as it exists on any date of determination)
(ii)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the correct alphabetical order:
“2022 Preferred Equity” means the preferred equity issued by Parent in February 2022 for an aggregate issuance price of up to $150,000,000.
(iii)    Section 6.01(a) of the Credit Agreement is hereby amended by (x) deleting the word “and” at the end of subsection (viii) thereof; (y) amending and restating subsection (ix) thereof in its entirety to provide as follows:
(ix)    additional Debt (excluding the 2022 Preferred Equity) not to exceed $100,000,000 in aggregate principal amount at any time outstanding as to the Parent and its Subsidiaries on a Consolidated basis; provided, however, that the Subsidiary Debt Amount shall not at any time exceed an amount equal to $10,000,000, minus the Guarantor Guaranteed Amount at such time; and
and (z) adding a new subsection (x) thereof which shall provide as follows:
(x)     the 2022 Preferred Equity.
(b)    Upon satisfaction of the conditions set forth in Section 3 hereof, each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as further amended by this Second Amendment.
3.    Amendment Effective Date; Conditions Precedent. The amendments set forth in Section 2, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “Second Amendment Effective Date”):
(a)    Borrowers’ Certifications. On the Second Amendment Effective Date, after giving effect to the amendments set forth in Paragraph 2, above, the Borrowers hereby certify that (i) no Default exists, (ii) the representations and warranties of the Borrowers under Article 3 of the Credit Agreement are true and correct in all material respects as of the Second Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date), (iii) the execution, delivery and performance of this Second Amendment has been authorized by all necessary corporate or company action, and (iv) the Regulatory Condition Satisfaction remains effective.
(b)    Second Amendment. The Lender shall have received from each Borrower a counterpart of this Second Amendment signed on behalf of such party.
(c)    Guarantor Confirmations. James River shall have executed and delivered to the Lender a confirmation of its Payment Guaranty in form and substance reasonably satisfactory to the Lender.
(d)    Fees and Expenses. The Borrowers shall have paid or caused to be paid to the Lender all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including,

to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel to the Lender) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
3.    No Other Modifications. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.
4.    Confirmation of Obligations. Each Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to the Lender under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to the Lender according to their respective terms. Each Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender of the Debt and other obligations of such Borrower to it under and pursuant to the Credit Agreement or any of the other Loan Documents.
5.    Governing Law; Binding Effect. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.    Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or email transmission a signature page of this Second Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment.
9.    Miscellaneous.
(a)    Upon the effectiveness of this Second Amendment, this Second Amendment shall be a Loan Document.
(b)    The invalidity, illegality, or unenforceability of any provision in or obligation under this Second Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Second Amendment or of such provision or obligation in any other jurisdiction.
(c)    This Second Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

(d)    The obligations of the Borrowers hereunder are joint and several, all as more fully set forth in Article 10 of the Credit Agreement.
(e)    Section headings herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.
10.    Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND ANY LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[No additional provisions are on this page; the page next following is the signature page.]

IN WITNESS WHEREOF, the Borrowers and the Lender have hereunto set their hands as of the date first above written.

BORROWERS

JAMES RIVER GROUP HOLDINGS, LTD.

By: /s/ Sarah Doran
Name: Sarah Doran
Title: Chief Financial Officer

JRG REINSURANCE COMPANY LTD.

By: /s/ Allan Defante
Name: Allan Defante
Title: Chief Financial Officer

LENDER

BMO HARRIS BANK N.A.

By: /s/ Benjamin Mlot
Name: Benjamin Mlot
Title: Director